                                                                   EXHIBIT 99(i)



                      MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                   PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET



(Dollars in Millions, Except Per Share Amounts)            MARCH 28,
ASSETS                                                        1997
--------------------------------------------------------   ---------

CASH AND CASH EQUIVALENTS...............................    $  4,154
                                                            --------
CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
 OR DEPOSITED WITH CLEARING ORGANIZATIONS...............       7,483
                                                            --------

MARKETABLE INVESTMENT SECURITIES........................       2,488
                                                            --------

TRADING ASSETS, AT FAIR VALUE
Corporate debt and preferred stock......................      30,123
Contractual agreements..................................      15,009
Equities and convertible debentures.....................      17,572
U.S. Government and agencies............................      10,374
Non- U.S. governments and agencies......................      10,401
Mortgages, mortgage-backed, and asset-backed............       6,663
Money markets...........................................       1,633
Municipals..............................................       1,254
                                                            --------
Total...................................................      93,029
                                                            --------

RESALE AGREEMENTS.......................................      61,149
                                                            --------
SECURITIES BORROWED.....................................      30,717
                                                            --------
RECEIVABLES
Customers (net of allowance for doubtful accounts of $41).    20,766
Brokers and dealers.......................................     8,139
Interest and other........................................     5,840
                                                            --------
Total.....................................................    34,745
                                                            --------

INVESTMENTS OF INSURANCE SUBSIDIARIES.....................     5,035

LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
 LOAN LOSSES OF $117).....................................     3,639

OTHER INVESTMENTS.........................................     1,315

PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
 (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
 OF $2,609)...............................................     1,706

OTHER ASSETS..............................................     2,143
                                                            --------

TOTAL ASSETS..............................................  $247,603
                                                            --------
                                                            --------








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                      MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                   PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Millions, Except Per Share Amounts)
LIABILITIES, PREFERRED SECURITIES ISSUED BY                  MARCH 28,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                          1997
--------------------------------------------------------    ---------

LIABILITIES

REPURCHASE AGREEMENTS...................................     $ 70,886
                                                             --------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS........       49,824
                                                             --------

TRADING LIABILITIES, AT FAIR VALUE
U.S. Government and agencies............................       14,586
Contractual agreements..................................       11,348
Equities and convertible debentures.....................       14,011
Non-U.S. governments and agencies.......................        8,088
Corporate debt and preferred stock......................        2,652
Municipals..............................................           98
                                                             --------
Total...................................................       50,783
                                                             --------

CUSTOMERS...............................................       13,456

INSURANCE...............................................        4,919

BROKERS AND DEALERS.....................................        5,554

OTHER LIABILITIES AND ACCRUED INTEREST..................       14,942

LONG-TERM BORROWINGS....................................       29,687
                                                             --------

TOTAL LIABILITIES.......................................      240,051
                                                             --------

PREFERRED SECURITIES ISSUED BY SUBSIDIARIES.............          627
                                                             --------
STOCKHOLDERS' EQUITY

PREFERRED STOCKHOLDERS' EQUITY..........................          425
                                                             --------

COMMON STOCKHOLDERS' EQUITY
Common stock, par value $1.33 1/3 per share;
    authorized: 500,000,000 shares;
    issued: 236,330,162 shares..........................          315

Paid-in capital.........................................        1,381
Foreign currency translation adjustment.................            8
Net unrealized gains on investment securities
    available-for-sale (net of applicable income tax
    expense of $7)......................................           13
Retained earnings.......................................        8,272
                                                             --------
      Subtotal..........................................        9,989

Less:
    Treasury stock, at cost: 70,401,920 shares..........        2,956
    Unallocated ESOP reversion shares, at cost:
      467,575 shares....................................            7
    Employee stock transactions.........................          526
                                                             --------

TOTAL COMMON STOCKHOLDERS' EQUITY.......................        6,500
                                                             --------

TOTAL STOCKHOLDERS' EQUITY..............................        6,925
                                                             --------
TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
  SUBSIDIARIES, AND STOCKHOLDERS' EQUITY................     $247,603
                                                             --------
                                                             --------


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